UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

GLAUKOS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26051 Merit Circle, Suite 103 Laguna Hills, California	95263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.02.             Results of Operations and Financial Condition.

On January 12, 2016, Glaukos Corporation (the “Company”) issued a press release announcing its preliminary net sales for the three months and the year ended December 31, 2015.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01.             Regulation FD Disclosure.

The information set forth in Item 2.02 is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
99.1	Press Release of Glaukos Corporation, dated January 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Richard L. Harrison
Name: Richard L. Harrison Title: Chief Financial Officer

Date: January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Glaukos Corporation, dated January 12, 2016.